UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12
Cleveland BioLabs, Inc.
(Name of Registrant as Specified In Its Charter)

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March 2, 2016

To Our Stockholders:

You are cordially invited to attend the 2016 annual meeting of stockholders of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on April 14, 2016 at the company’s headquarters, 73 High Street, Buffalo, NY 14203. Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2016, to approve on an advisory basis the compensation of our named executive officers, as disclosed in this proxy statement, and approve three amendments to the Restated Certificate of Incorporation to (1) allow for the removal of any director by the majority of the shares then entitled to vote, (2) allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders, and (3) render inapplicable Section 203 of the Delaware General Corporation Law. The Board of Directors recommends a vote for each of the seven nominees to our Board of Directors and the approval of each of the six additional proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Regardless of the number of shares you own, please vote your shares as soon as possible electronically over the Internet, or by signing, dating and returning the proxy card included with a paper copy of the proxy statement as promptly as possible. Electronic voting is fast and easy. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Cleveland BioLabs, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

________________________________________________
YAKOV KOGAN
Chief Executive Officer

March 2, 2016
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME:    10:00 a.m. Eastern Time
DATE:    April 14, 2016
PLACE:    Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
PURPOSES:

1.	To elect seven directors to serve one-year terms expiring at the 2017 Annual Meeting;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To approve by an advisory vote the compensation of our named executive officers;

4.	To approve an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote;

5.
To approve an amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders;

6.	To approve an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law;

7.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on February 12, 2016, the record date. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by Internet, or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS

________________________________________________

C. Neil Lyons
Corporate Secretary
Buffalo, New York

page
IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER
MEETING TO BE HELD ON APRIL 14, 2016	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	10
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	17
EQUITY COMPENSATION PLAN INFORMATION	22
REPORT OF AUDIT COMMITTEE	23
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	24
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	25
ELECTION OF DIRECTORS	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	28
APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR THE REMOVAL OF ANY DIRECTOR BY THE MAJORITY OF THE SHARES THEN ENTITLED TO VOTE	29
APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR A STOCKHOLDER OWNING 10% OR MORE OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES TO CALL A SPECIAL MEETING OF THE COMPANY'S STOCKHOLDERS	30
APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO RENDER INAPPLICABLE SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW	31
OTHER MATTERS	32
PROPOSALS OF STOCKHOLDERS	32

Cleveland BioLabs, Inc.
73 High Street Buffalo, New York 14203
(716) 849-6810

PROXY STATEMENT FOR THE CLEVELAND BIOLABS, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

THURSDAY, APRIL 14, 2016

This proxy statement, along with the accompanying notice of the 2016 Annual Meeting of Stockholders, contains information about the 2016 Annual Meeting of Stockholders of Cleveland BioLabs, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Eastern Time, on April 14, 2016, at the company’s headquarters, 73 High Street, Buffalo, New York 14203.

In this proxy statement, we refer to Cleveland BioLabs, Inc. as “Cleveland BioLabs,” “CBLI,” “the Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

We have elected to take advantage of Securities and Exchange Commission rules that allow us to provide access to our proxy materials on the Internet. We believe that these rules will allow us to provide our stockholders with the information they need at a lower cost to the company and with a reduced environmental impact. Accordingly, on or about March 4, 2016, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners at the close of business as of February 12, 2016. On the date of the mailing of the Notice, all stockholders will have the ability to access to all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 14, 2016

This proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at http://www.cstproxy.com/cbiolabs/2016. To view these materials, please follow the instructions on the website or the proxy card you received. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2015 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at http://irdirect.net/CBLI/corporate_documents?group=2. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203
Attention: Corporate Secretary

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?
The Board of Directors of Cleveland BioLabs, Inc. (the “Board”) is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on April 14, 2016, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 because you owned shares of Cleveland BioLabs, Inc. common stock on February 12, 2016, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about March 4, 2016.

Who can vote?
Only stockholders who owned our common stock at the close of business on February 12, 2016 (the “record date”) are entitled to vote at the Annual Meeting. On the record date, there were 10,987,166 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Annual Meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?
You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

How many votes do I have?
Each share of our common stock that you own entitles you to one vote.

How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or the proxy card included with a paper copy of the proxy statement to vote by Internet.

•	By mail (if you received a paper copy of the proxy materials by mail).Please sign, date and promptly mail the enclosed proxy card in the postage-paid envelope that has been provided to you.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00

p.m.	Eastern Time on April 13, 2016.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record” and the Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name” and the Notice has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the Notice or the voting instruction card included with a paper copy of the proxy statement or by following their instructions for voting on the Internet.

Have other candidates been nominated for election as directors at the Annual Meeting?
No.
How does the Board recommend that I vote on the proposals?
The Board recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement (advisory vote);

•
“FOR” the amendment to the Restated Certificate of Incorporation to (a) allow for the removal of any director by the majority of the shares then entitled to vote, (b) allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders, and (c) render inapplicable Section 203 of the Delaware General Corporation Law;

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•
by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your non-voted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for 2016, our Audit Committee of our Board will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote
The affirmative vote of a majority of the shares of our common stock outstanding as of the close of business on the record date is required to approve an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote. Abstentions will have the same effect as a vote “AGAINST” the proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Proposal 5: Approve an amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders

The affirmative vote of a majority of the shares of our common stock outstanding as of the close of business on the record date is required to approve an amendment to the Restated Certificate of Incorporation to allow a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders. Abstentions will have the same effect as a vote “AGAINST” the proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Proposal 6: Approve an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law
The affirmative vote of a majority of the shares of our common stock outstanding as of the close of business on the record date is required to approve an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law. Abstentions will have the same effect as a vote “AGAINST” the proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Could stockholders introduce other proposals to be voted on at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement, including those described in the foregoing paragraph. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their customers and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?
Yakov Kogan and C. Neil Lyons, the persons named as proxies on the proxy card and voting instruction card accompanying the paper copy of this proxy statement, were selected by the Board to serve in such capacity. Yakov Kogan is the Chief Executive Officer of the Company and C. Neil Lyons is the Chief Financial Officer and Secretary of the Company.

Who will count the vote?
At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.
Am I entitled to appraisal rights?
No. Holders of the Company’s common stock will not be entitled to exercise appraisal or dissenters’ rights under Delaware law with respect to any matter to be voted upon at the Annual Meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?
Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing April 4, 2016, and continuing through the date of the Annual Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?
Our Annual Report to Stockholders for the year ended December 31, 2015, containing financial and other information pertaining to us, is being furnished to stockholders with this proxy statement. The notice of annual meeting of stockholders, proxy statement, proxy card, Form 10-K, and Annual Report to Stockholders are available on the Internet at http://www.cstproxy.com/cbiolabs/2016 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Annual Meeting
The Annual Meeting will be held at 10:00 a.m., Eastern Time, on April 14, 2016 at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203. When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.

Householding of annual disclosure documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling their toll free number, 1-866-894-0537and we will promptly deliver a separate copy to you.

If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder of CBLI and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•
If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by Continental Stock Transfer & Trust Company:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to http://www.cstproxy.com/cbiolabs/2016 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 12, 2016 for (a) the executive officers named in the Summary Compensation Table in the section titled “Executive Officer and Director Compensation,” (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group and (d) stockholders that beneficially owned more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 12, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 10,987,166 shares of common stock outstanding on February 12, 2016.

Name and Title	Outstanding Shares Beneficially Owned	Rights to Acquire Beneficial Ownership	Total Shares Beneficially Owned	Percent
5% or greater shareholders			—
David Davidovich (1)	6,459,948	—	6,459,948	58.8%
Sabby Management, LLC (2)	—	858,600	858,600	7.52%
Alpha Capital Anstalt (3)	449	703,014	703,463	6.02%
Named Directors and Executive Officers
Richard S. McGowan, J.D.	—	32,965	32,965	*
James J. Antal	1,763	30,750	32,513	*
Anna Evdokimova	—	—	—	*
Konstantin Gorshkov	—	—	—	*
Natalia Khudyk	—	—	—	*
Yulia Lebedina	—	—	—	*
Tatiana Levina	—	—	—	*
Alexey Nechaev	—	—	—	*
Ivan Persiyanov	—	—	—	*
Anthony J. Principi, J.D.	2,623	20,250	22,873	*
Randy S. Saluck, J.D., MBA (4)	10,866	21,500	32,366	*
Natalia Saraeva	—	—	—	*
Lea Verny	—	—	—	*
Yakov Kogan, Ph.D., MBA (5)	35,367	60,714	96,081	*
Andrei Gudkov, Ph.D., D. Sci.	75,869	42,235	118,104	1.07%
C. Neil Lyons, CPA	1,013	24,795	25,808	*
Langdon L. Miller, MD	—	—	—	*
All current executive officers and directors as a group (10 persons)	127,501	233,209	360,710	3.21%

*    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
David Davidovich reported sole voting and dispositive power with respect to 6,459,948 shares of our common stock in a Statement on Schedule 13D filed with the SEC on July 29, 2015. Mr. Davidovich's address is 3 APT 3, 21 Manresa Road, London, United Kingdom, SW3 SLZ

(2)
The Sabby 13G (as defined below) was jointly filed by Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare”), Sabby Management, LLC (“Sabby Management”) and Mr. Hal Mintz (“Mr. Mintz,” and collectively with Sabby Healthcare and Sabby Management, the “Sabby Reporting Persons”), with respect to shares of our common stock beneficially owned by Sabby Healthcare and indirectly by Sabby Management and Mr. Mintz. Sabby Management and Mr. Mintz do not directly own any shares of common stock, but each indirectly owns 858,600 shares of Common Stock. Sabby Management, a Delaware limited liability company, indirectly owns 858,600 shares of common stock because it serves as the investment manager of Sabby Healthcare and Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns 858,600 shares of common stock in his capacity as manager of Sabby Management. Sabby Healthcare has shared voting and dispositive power with respect to 463,500 shares of our common stock, Sabby Management has shared voting and dispositive power with respect to 858,600 shares of our common stock and Mr. Mintz has shared and dispositive power with respect to 858,600 shares of our common stock. The address for the Sabby Healthcare is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address for Sabby Management and Mr. Mintz is c/o Sabby Management, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. This information is based on the Sabby Reporting Persons’ Statement on Schedule 13G/A filed on January 6, 2016 (the “Sabby Schedule 13G”).

(3)
Alpha Capital Anstalt reported sole voting and dispositive power with respect to 703,463 shares of our common stock in a Statement on Schedule 13G/A filed with the SEC on February 3, 2016. Alpha Capital Anstalt's address is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein.

(4)
Includes 4,750 shares and 19,750 shares of common stock that can be acquired through the exercise of options that are directly owned by Mr. Saluck. Also included are 6,116 shares and 1,250 shares issuable upon the exercise of warrants to purchase common stock, all of which are owned by Mortar Rock LP. Mr. Saluck has voting power and investment power over these shares and investment power over these shares and warrants as he is the Managing Member of Mortar Rock Capital Management, LLC which manages Mortar Rock LP.

(5)
Includes 33,125 shares and 48,262 shares of common stock that can be acquired through the exercise of options that are directly owned by Dr. Kogan. Also included are 2,242 shares and 12,452 shares issuable upon the exercise of warrants to purchase common stock, all of which are owned by Ms. Leah Brownlee, who is Dr. Kogan's spouse and was formerly employed by us as Executive Vice President - Compliance and Operations and Corporate Secretary. Dr. Kogan disclaims beneficial ownership over the shares beneficially owned directly by Ms. Brownlee.

Change of Control of the Company

On July 9, 2015, we closed a private placement transaction with David Davidovich, a venture capital investor, pursuant to which the Company issued and sold to Mr. Davidovich an aggregate of 6,459,948 shares of the Company’s common stock, for an aggregate purchase price of approximately $25 million, or $3.87 per share, under the terms of the Securities Purchase Agreement between the Company and Mr. Davidovich, dated June 24, 2015 (the “Davidovich Purchase Agreement”). Under the Davidovich Purchase Agreement, Mr. Davidovich also has the right to nominate for election to the Board a majority of directors until such time when he no longer holds a majority of the issued and outstanding common stock of the Company. As a result of the closing of the issuance and sale of the shares to Mr. Davidovich under the terms of the Davidovich Purchase Agreement, a change of control of the Company occurred, as Mr. Davidovich currently holds approximately 58.8% of our outstanding shares of common stock and has the right to nominate for election to the Board a majority of our directors. Mr. Davidovich funded the purchase of the shares with cash on hand. Mr. Davidovich did not assume control from any one individual stockholder or control group.

In connection with the closing of Mr. Davidovich’s purchase, on July 9, 2015, we also entered into a Registration Rights Agreement with Mr. Davidovich (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, we agreed to file a registration statement under the Securities Act of 1933 covering the resale of Mr. Davidovich’s shares within sixteen (16) months. The Company will bear all expenses of such registration. Accordingly, on January 29, 2016, the Company filed a registration statement on Form S-3 registering for resale the shares held by Mr. Davidovich. The registration statement has not yet been declared effective by the Securities and Exchange Commission and furthermore, Mr. Davidovich is prohibited by the terms of the Davidovich Purchase Agreement from selling any of his shares until July 9, 2017.

On July 9, 2015, each of the Company’s executive officers and directors entered into a Voting Agreement, pursuant to which each director and officer agreed to vote all shares over which such director and officer has control (in their capacity as stockholders of the Company and not in their capacity as directors or officers) in favor of the amendments to the Company’s restated certificate of incorporation described in Proposals 4, 5 and 6.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors
On February 18, 2016, our Board voted to nominate James J. Antal, Anna Evdokimova, Yulia Lebedina, Richard S. McGowan, J.D., Alexey Nechaev, Ivan Persiyanov, and Lea Verny for election at the Annual Meeting for a term of one year to serve until the 2017 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. The service of six members of our current Board, Konstantin Gorshkov, Natalia Khudyk, Tatiana Levina, Anthony Principi, Randy Saluck and Natalia Saraeva, will end effective on April 14, 2016, following the expiration of their current terms and at the conclusion of our Annual Meeting of Stockholders. Pursuant to and in accordance with our Restated Certificate of Incorporation, as amended, and Second Amended and Restated By-Laws, the Board of Directors has passed a resolution to decrease the size of the Board of Directors to seven effective as of the Annual Meeting date.

Set forth below are the names of all of the persons nominated to become our directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each nominee should serve as a director is set forth below. There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Name	Age	Position with the Company
James J. Antal (1)	64	Director
Anna Evdokimova	40	Director
Yulia Lebedina	37	Director
Richard S. McGowan, J.D. (1)	62	Director
Alexey Nechaev	28
Ivan Persiyanov	36	Director
Lea Verny (1)	50

(1)	Member or prospective member of the Audit Committee.

James J. Antal, Mr. Antal has served as one our directors since July 2006. Mr. Antal served as Chief Financial Officer of Experian Group Ltd. from 1996 to 2001 and as Chief Investment Officer from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. From 1997 to 2002, he also served on the board of directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Starting in 2002, Mr. Antal served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and nominating and governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. From July 2005 to August 2009, he served on a part-time basis as Chief Financial Officer of Pathway Data Inc., a privately-held company engaged in consumer credit notification and identity theft assistance services. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from the Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Mr. Antal’s experience in accounting and finance, particularly with respect to biotechnology companies and public reporting companies, make him an important asset to our board and a qualified Audit Committee Chairman.

Anna Evdokimova, Ms. Evdokimova was appointed to the Company’s Board of Directors in 2015. Ms. Evdokimova has served as Venture Capital Investment Director of Millhouse LLC, an asset management company, since May 2015 and served as the Deputy Head of Corporate finance from 2006 to May 2015. She also currently serves on the Board of Directors of JSC Registrator “R.O.S.T.”, "Russia Forest Product", "MKM-Logistics", and "Anyclip Ltd". From 2002 to 2004, Ms. Evdokimova worked as the Head of Corporate Finance of a major Russian oil and gas company Slavneft. In 1998 Ms. Evdokimova joined Russian listed oil major Sibneft and served as Head of Export Finance through 2002. Ms. Evdokimova holds a Bachelor’s degree from Moscow State Linguistic University and a Master’s of Business Administration in finance from Fordham University. Ms. Evdokimova was originally appointed to our Board of Directors, and has been selected as a director nominee, under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Ms. Evdokimova’s experience in international finance, particularly with respect to entities operating within the Russian Federation, make her an important asset to our board.

Yulia Lebedina, Ms. Lebedina was appointed to the Company’s Board of Directors in 2015. Ms. Lebedina has served as the Head of the Corporate department at Millhouse, LLC, an asset management company, since 2008 and served as the Head of Legal Project Support from 2006 to 2008, where she provided corporate governance and legal support for several key transactions. Ms. Lebedina also currently serves on the Board of Directors of JSC Registrator “R.O.S.T.”, Zoltav Resources Inc. (lON:ZOL), and AO “Seaport Pevek”. Prior to joining Millhouse, she was Senior Corporate Counsel at a major Russian oil company Sibneft. From 1999 to 2005, ms. Lebedina held several positions as legal counsel at KPM Consulting, Stolitza, and KPM Consulting Limited, where she provided legal counsel to Russian corporations. Ms. Lebedina holds both Bachelor’s and Master’s degrees in law from the Peoples' Friendship University of Russia. Ms. Lebedina was originally appointed to our Board of Directors, and has been selected as a director nominee, under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Ms. Lebedina’s experience in corporate governance and international law makes her an important asset to our board.

Richard S. McGowan, J.D. Mr. McGowan has served as one of our directors since June 2014 and chairman since our 2015 Annual Meeting of Stockholders. Mr. McGowan has been admitted to the practice of law in the states of Connecticut, New York and Massachusetts and numerous Federal Courts for over 30 years, retiring from active practice in 2010. From 1985 to 2009, Mr. McGowan specialized on a national level in the prosecution of mass tort pharmaceutical drug, product liability, and class action cases where he served on several Lead Plaintiff Committees and as Class Counsel, first as a Partner at Rheingold & McGowan, P.C., and then while Of Counsel for Weitz & Luxenberg, P.C. From 2000 to 2008, he was also a partner and President of SFB Holdings, a private investment company that sought to purchase and turn around sub-producing micro-cap companies. Since 2008, he has been involved as a private investor in micro-cap companies. He was an Instructor with the Intensive Trial Advocacy Program at the Cardozo Law School from 1986 to 2001. Mr. McGowan received a Bachelor’s degree from the State University of New York at Stony Brook and a Juris Doctor degree from the University of Boston, School of Law. Mr. McGowan provides our board with stockholder perspective and in-depth legal expertise for both the pharmaceutical industry and micro-cap companies.

Ivan Persiyanov, Mr. Persiyanov was appointed to the Company’s Board of Directors in 2015. Mr. Persiyanov has served as Investment Director of Millhouse LLC, an asset management company, since 2014. Mr. Persiyanov also currently serves on the Board of Directors of Propell Technologies Group Inc. (OTCBB:PROP), and Georezonans, LLC. From 2008 to 2014, Mr. Persiyanov was Investment Director at Rusnano, a multi-billion dollar investment fund, where he originated and led the execution of several key investments. Prior to this, he was a consultant with Ernst & Young and held management and risk analysis positions with GE Money Bank and Citibank. From 2013-2014, Mr. Persiyanov served on the Board of Directors of Optogan CJSC, Beneq OY, and LED-Microsensor NT LLC. He holds a Mathematics degree from Moscow State University and a Master’s degree in finance from the New Economic School. Mr. Persiyanov was originally appointed to our Board of Directors, and has been selected as a director nominee, under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Mr. Persiyanov's experience with strategic investments, including transactions with Rusnano, makes him an important asset to our Board.

Alexey Nechaev, Mr. Nechaev has served as a Venture Capital Associate of Millhouse LLC, an asset management company, since 2015. Prior to joining Millhouse, beginning in 2011 Mr. Nechaev was an Analyst in the Corporate & Investment Banking division at Bank of America Merrill Lynch. There, he worked on a number of mergers and acquisitions, bank and capital markets financings and strategic advisory assignments for major international and MICEX listed companies. From January to November of 2008, Mr. Nechaev worked in Corporate Strategy and M&A department at Evraz Group. Mr. Nechaev graduated from the National Research University Higher School of Economics with a Bachelor in Economics in 2008 and New Economic School with a Master’s degree in Economics in 2011. Mr. Nechaev does not currently hold any position or office of the Company. Mr. Nechaev has been selected as a director nominee, under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Mr. Nechaev's experience in corporate and investment banking makes him an important asset to our Board.

Lea Verny, Ms. Verny has collaborated with London-based SP Angel Corporate Finance LLP on a variety of projects including private equity, corporate finance and advisory, project finance, since 2008. Prior to that, Ms. Verny served as a private banker with Banque Pictet, Switzerland. From 2001 to 2007 Ms. Verny was a Director in Corporate Finance and Advisory of HSBC Bank plc in London and served as a Head of Investment Banking with HSBC Bank in Russia. From 1997 to 2001 Ms. Verny was a representative of the HSBC Investment Bank plc in Russia. From 1995 to 1997 Ms. Verny had established and served as a Director of the Russian European Center for Economic Policy, European Commission's TACIS Program's funded organization that provided Economic Policy Advice to the Russian authorities by the teams of Western experts. Ms. Verny holds a Bachelor's degree in Statistics and International Relations from the Hebrew University in Jerusalem as well as a Master in Business Administration Degree from INSEAD in France. Ms. Verny does not currently hold any position or office of the Company. Ms. Verny has been selected as a director nominee, under the terms of a securities purchase agreement with the David Davidovich, our majority stockholder, which granted to him the right to designate a majority of the nominees standing for election to our Board of Directors, subject to the terms and conditions of the securities purchase agreement. Ms. Verny's international banking experience makes her an important asset to our Board and audit committee.

Committees of the Board of Directors and Meetings; Independence

The Board has established an Audit Committee. The Audit Committee is comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of the NASDAQ Marketplace Rules. The Audit Committee has a written charter that is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein entitled “Corporate Governance.”

Because David Davidovich holds more than 50% of the voting power for the election of our directors, the Company is a “controlled company” within the meaning of the NASDAQ Marketplace Rules, and therefore exempt from a number of corporate governance rules applicable to non-controlled companies. Although we are not required to have a majority of independent directors as a result of our status as a “controlled company,” our Board has affirmatively determined that all of our directors are “independent.” Mme. Verny and each of Messrs. Antal and McGowan are independent under The NASDAQ Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”) for purposes of serving on the Audit Committee. Each of Mmes. Evdokimova, and Lebedina and Messrs. Persiyanov and Nechaev are independent under such rules for purposes of board service.

Meeting Attendance. The Board has adopted a policy specifying that it is the responsibility of each director to attend all meetings of the Board and all meetings of the committees of the Board on which he or she serves. During the fiscal year ended December 31, 2015, there were sixteen meetings of our Board. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2015.

The Company does not have a policy regarding director attendance at Annual Meetings of stockholders, however, all directors are encouraged to attend. Two of our directors, Mr. Antal and Mr. McGowan, attended our 2015 Annual Meeting of stockholders.

It is also the policy of the Board to hold executive sessions of non-employee directors at each regularly scheduled Board meeting and, if any of the non-employee directors are not independent, to hold executive sessions of the independent directors at least twice per year. Each of the non-employee directors in fiscal year 2015 was determined by the Board to be independent.

Audit Committee. Our Audit Committee met six times during fiscal year 2015. This committee currently has three members, Messrs. Antal (Chair), Saluck and McGowan. Mr. Saluck’s service on the Audit Committee will end on April 14, 2016, the date of the Annual Meeting of Stockholders, when his current term as a director expires. He is expected to be replaced by Lea Verny.

The Board has determined that Mr. Antal is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and our independent registered public accounting firm, or our independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

Compensation Setting Process. As a “controlled company” under the NASDAQ listing rules, we are not required to, and do not now maintain a compensation committee. Instead, our entire Board is responsible for compensation matters. We believe that this is appropriate because of our “controlled company” status, because a single investor, David Davidovich, holds over 50% of our outstanding shares of common stock, and through his effective voting control of the company and through his ability to designate a majority of the directors nominated to serve on our board, effectively controls the Board.

The full Board determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Board also considers our performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. The Board also has the authority to determine compensation for directors and the form of this compensation. The Board may take action with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Board has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve their fees. Neither the Board, nor the Company’s Compensation Committee prior to it being dissolved by the Board to utilize the “controlled company” exemptions, engaged any compensation consultants to determine or recommend the amount or form of any executive or director compensation. The Board may also delegate authority to any committee or subcommittee of directors to evaluate special or unique matters.

Nominating Process. As a “controlled company” under the NASDAQ listing rules, we are not required to, and do not now maintain a nominating and governance committee. Instead, our entire Board is responsible for recommending director candidates for election. We believe that this is appropriate because of our “controlled company” status, because a single investor, David Davidovich, holds over 50% of our outstanding shares of common stock, and through his effective voting control of the Company and through his ability to designate a majority of the directors nominated serve on our Board, effectively controls the election of our directors.

Accordingly, the full Board generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in our Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board. In addition, under our current corporate governance policies, the Board may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the following procedures, in addition to those described in our Second Amended and Restated By-Laws, and “Proposals of Stockholders” at the end of this proxy statement. The Board considers many factors when considering candidates for the Board and strives for the Board to be comprised of directors with a variety of experiences and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, we may weigh certain factors more or less heavily than others. The Board believes that it is essential that our Board members represent diverse viewpoints, with a broad array of experiences, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of our stockholders.

In considering candidates for the Board, the Board considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Board or stockholder-recommended nominee. However, the Board does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Board will also take into account the director’s history of attendance at meetings of the Board or its committees, the director’s tenure as a member of the Board, and the director’s preparation for and participation in such meetings.

The Board considers director candidates from any reasonable source, including stockholder recommendations. The Board does not evaluate candidates differently based on who has made the proposal. The Board has the authority to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders must comply with our Second Amended and Restated By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.

Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of our stockholders. The Corporate Governance Guidelines are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Code of Ethics for Senior Executives and Financial Officers, Code of Business Conduct and Ethics for Directors and Code of Conduct
The Board has adopted a Code of Ethics for Senior Executives and Financial Officers that is specifically applicable to executive officers and senior financial officers, including our principal executive officer and principal financial officer. Additionally, the Board has adopted the Code of Business Conduct and Ethics for Directors that is specifically applicable to our directors. Both the Code of Ethics for Senior Executives and Financial Officers and the Code of Business Conduct and Ethics for Directors are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.” We have also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Conduct is applicable to all of our employees, officers and directors, and is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Board Leadership Structure
Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board and management, proper Board functions, independence, and committee matters. The positions of Chair of the Board and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board has the authority to choose its Chair in any way it deems best for us at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chair in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board has determined that separation of these roles most appropriately suits us. Our current Chair, Mr. McGowan is qualified to serve as our Chair given his expertise with both the pharmaceutical industry and micro-cap companies. Further, our Board believes that this division of roles allows our Chief Executive Officer to focus more of his efforts to achieving the goals and objectives of our strategic plan. Our Board believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board’s structure to best address our circumstances as and when appropriate.

Role of Our Board in Risk Oversight
The Board, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company. We believe that having the positions of Chair of the Board and Chief Executive Officer held by different persons currently enhances the Board’s ability to effectively manage risk.

The Board also oversees the management of risks relating to our executive compensation and manages risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee oversees our risk policies and processes related to the quality and integrity of our accounting, auditing and financial reporting practices, including our audited and unaudited financial statements and internal controls. The Audit Committee is also responsible for addressing risks arising from related party transactions.

Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to Cleveland BioLabs, Inc. Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board may change the process or means by which stockholders may communicate with the Board or its members. Please refer to our website, www.cbiolabs.com, for any changes in this process.

Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Executive Officers
The following table sets forth certain information regarding our executive officers who are not also directors. The Board elects officers annually and such executive officers serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Yakov Kogan, Ph.D., MBA	42	Chief Executive Officer
Andrei Gudkov, Ph.D., D. Sci.	59	Chief Scientific Officer
Langdon Miller, MD	62	President
C. Neil Lyons, CPA	58	Chief Financial Officer

Yakov Kogan, Ph.D., MBA Dr. Kogan has served as one of our directors since our inception in June 2003. Dr. Kogan has served as our Chief Executive Officer since June 2012. Previously, he served as our Chief Operating Officer from February 2008 until June 2012 and as our Interim Chief Executive Officer from January 2012 until June 2012. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, he was Director for Business Development at Integrated Genomics where he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School of Business. Dr. Kogan’s day-to-day leadership as Chief Executive Officer provides our board with intimate knowledge of our operations.

Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Since 2007, Dr. Gudkov has served as Senior Vice President of Basic Science and Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute. From 2001 to 2007, he was Chairman of the Department of Molecular Biology at the Lerner Research Institute at the Cleveland Clinic and Professor of Biochemistry at Case Western Reserve University. Prior to this, he was a tenured faculty member in the Department of Molecular Genetics at the University of Illinois at Chicago, where his lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. Before immigrating to the United States in 1990, Dr. Gudkov worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. Dr. Gudkov holds a Ph.D. in Experimental Oncology from the Cancer Research Center (Moscow, Russia). Dr. Gudkov provides our board with invaluable insight into the scientific direction of the Company.

Langdon L. Miller, MD, Dr. Miller has been the President and Chief Medical Officer of Cleveland BioLabs, Inc since 2015. He previously served as a strategic adviser to the Company beginning in 2014. Dr. Miller has maintained a drug development consultancy, Sound Clinical Solutions, SP, located in Seattle, WA since 2013.  Dr. Miller has more than 25 years of experience in the design and conduct of translational and clinical drug development programs in oncology (both in hematological and solid tumors) and orphan diseases (including cystic fibrosis, muscular dystrophy, and hemophilia). He has worked in all phases (phase 1-4) of drug development, from first-in-human studies through pivotal registration-directed trials to medical affairs programs and has filed multiple INDs, CTAs, NDAs and orphan drug applications. Dr. Miller played major roles in the development of filgrastim and sargramostim, in the regulatory approvals of irinotecan, exemestane, epirubicin, dexrazoxane, sunitinib, and idelalisib in several cancers, and in validating new endpoints for Duchenne muscular dystrophy and cystic fibrosis. He has extensive experience in the generation, analysis, presentation, and justification of drug development programs before regulatory authorities, advisory committees, investigators, investors, and business development partners. He has authored over 100 regulatory documents and publications. Dr. Miller has held leadership positions in government and in large and small biopharmaceutical companies. He was a Senior Investigator at the National Cancer Institute from 1989 to 1995 before transitioning to industry at the Pharmacia Corporation, where he held positions of increasing responsibility from 1995 to 2003, eventually heading oncology drug development there as Clinical Vice President, Global Clinical Research. He built the clinical development team at PTC Therapeutics where he was Chief Medical Officer from 2003 to 2010 before moving to Calistoga Pharmaceuticals as Executive Vice President of Research and Development from 2010 to 2011. Upon Calistoga’s acquisition by Gilead Sciences, he became Vice President of Clinical Research Oncology at Gilead Sciences from 2011 to 2013. He holds a Doctorate of Medicine from Northwestern University and completed his residency in internal medicine at the University of Minnesota and an oncology fellowship at Stanford University.

C. Neil Lyons, CPA Mr. Lyons has been our Chief Financial Officer since September 2011. Mr. Lyons has over 30 years of experience related to operations, finance, SEC compliance, complex financial transactions, strategy, information systems and corporate governance. Prior to joining the Company, from April, 2005 until August, 2011, Mr. Lyons served as Chief Financial Officer and Treasurer of RegeneRx Biopharmaceuticals, Inc., where he led several financial transactions, identified and captured government grant opportunities, directed investor relations activities, developed financial models and implemented investment strategies and employee benefit programs. From 2003 until 2005, Mr. Lyons founded and was the principal of Ironbridge Consulting, a firm that provided financial consulting services, to businesses in the Washington, D.C. metro area. From 1998 until 2003, Mr. Lyons was the Vice President, Finance, for Alcatel’s SkyBridge Limited Partnership, an international satellite broadband start-up, where he secured significant amounts of capital and was an active participant in acquisition and joint venture activities. Prior to that, Mr. Lyons served in various positions at Bell Atlantic (now Verizon), from 1996 to 1998, Honeywell Federal Systems, Inc., a major Department of Defense contractor from 1990 to 1996, and practiced public accounting with Deloitte and Arthur Young from 1979 to 1990. Mr. Lyons is a certified public accountant and received a Bachelor of Science degree in accounting, magna cum laude, from Florida Southern College.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table
The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2015 and 2014 to our (1) Chief Executive Officer, (2) President and (3) Chief Financial Officer .

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation ($)	Total ($)
Yakov Kogan Chief Executive	2015	277,021	—	—	12,381 (3)	—	10,175	299,577
Officer	2014	302,304	—	—	62,154 (4)	—	10,000	374,458

Langdon L. Miller	2015	384,688	—	—	19,215 (5)	—	—	403,558
President	2014	338,275	—	—	—	—	—	338,275

C. Neil Lyons Chief Financial	2015	285,905	—	—	12,381 (3)	—	10,291	308,577
Officer	2014	283,231	—	—	62,154 (4)	—	9,995	355,380

(1)
These amounts represent the aggregate grant date fair value for stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Consolidated Financial Statements, included in our respective Annual Reports on Form 10-K.

(2)	The Company’s cash bonuses are paid under our executive compensation plans. As such, the bonus amounts are reported in the column “Non-Equity Incentive Plan Compensation.”

(3)
Represents options to purchase 6,250 shares of common stock, granted in April 2015 for performance during fiscal 2014, which vested immediately, have an exercise price of $3.20 per share and expire on April 22, 2025.

(4)
Represents options to purchase 7,500 shares of common stock, granted in March 2014 for performance during fiscal 2013, which vested immediately, have an exercise price of $13.60 per share and expire on March 13, 2024.

(5)
Represents options to purchase 10,000 shares of common stock, granted in May 2015 upon Dr. Miller's appointment as President, which vest on May 4, 2016, have an exercise price of $3.00 per share and expire on May 4, 2025.

Narrative Disclosure to Summary Compensation Table
Yakov Kogan, Ph.D., MBA
On July 9, 2015, the Company entered into an employment agreement with the Company’s Chief Executive Officer, Yakov Kogan, Ph.D., MBA (the “Kogan Agreement”). Pursuant to the terms of the Kogan Agreement, Dr. Kogan will serve as the Company’s Chief Executive Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Kogan Agreement, Dr. Kogan will receive an initial base salary of $276,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. Additionally, Dr. Kogan shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to the greater of (y) Dr. Kogan’s base salary on the date the annual bonus is measured (i.e. the last day of the year) and (z) $345,000, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Kogan for all reasonable business expenses incurred by him in performing the services under the Kogan Agreement.

If Dr. Kogan’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason (each as defined in the Kogan Agreement), then (i) Dr. Kogan will be entitled to continuing payments of his base salary for a period of twelve (12) months (the “Severance Period”), which such base salary shall equal the greater of (y) Dr. Kogan’s base salary in effect immediately preceding the date of termination and (z) $345,000, and (ii) the Company shall pay the COBRA premiums necessary to continue health insurance coverage for up to twelve months. Additionally, Dr. Kogan’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Kogan is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Kogan’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.
Langdon L. Miller, MD
On July 9, 2015, the Company entered into an employment agreement with the Company’s President and Chief Medical Officer, Langdon Miller, MD (the “Miller Agreement”). Pursuant to the terms of the Miller Agreement, Dr. Miller will serve as the Company’s President and Chief Medical Officer until the earlier of July 9, 2020 or his termination pursuant to the terms of the agreement. Under the Miller Agreement, Dr. Miller will be classified as an hourly exempt employee and will receive an initial base salary of $300,000, which is subject to review by the Board (or a committee thereof) in its sole discretion, but may not be decreased other than in the instance of an across-the-board salary reduction affecting all executive officers of the Company. In the event Dr. Miller works more than 1,000 hours during any annual period, upon approval by the Company, Dr. Miller shall thereafter be paid an hourly rate of $350 per hour for work conducted for the remainder of the year. Additionally, Dr. Miller shall be eligible to participate in the Company’s Annual Executive Bonus Plan based on a base pay rate equal to 50% of Dr. Miller’s base salary, subject to the terms and conditions of such plan, as revised from time to time. The Company is required to reimburse Dr. Miller for all reasonable business expenses incurred by him in performing the services under the Miller Agreement.
If Dr. Miller’s employment is terminated by the Company for reason other than death, Disability or Cause, or Dr. Kogan resigns for Good Reason (each as defined in the Miller Agreement), then Dr. Miller will be entitled to continuing payments of his base salary in effect immediately preceding the date of termination for a period of twelve (12) months (the “Severance Period”). Additionally, Dr. Miller’s issued and outstanding options will continue to vest according to their established schedules throughout the Severance Period, and all vested options will remain exercisable throughout the Severance Period, but in no event later than the expiration date of such options. If Dr. Miller is terminated by the Company for reason other than death, Disability or Cause, or Dr. Miller resigns for Good Reason, in either case within twelve (12) months following a Change in Control (as defined in the Company’s Equity Incentive Plan), then, in addition to receiving the severance benefits described above, Dr. Miller’s issued and outstanding options will become immediately vested and will remain exercisable through the Severance Period, but in no event later than the expiration date of such options.
C. Neil Lyons, CPA
We entered into an employment agreement dated as of August 4, 2011 with C. Neil Lyons, our Chief Financial Officer, effective September 1, 2011. The employment agreement provides that Mr. Lyons’ initial employment term extended until August 31, 2012 and, thereafter, his employment term will be renewed pursuant to terms of the employment agreement for successive one-year periods, unless earlier terminated in accordance with its terms. Mr. Lyons was paid a base salary at an annual rate of $285,000 in fiscal year 2015. As an executive officer of the Company, Mr. Lyons is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis.

Mr. Lyons’ employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Mr. Lyons upon written notice at any time, with or without cause, or due to a permanent disability. If Mr. Lyons is terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to twelve months of his annual salary, and COBRA health benefits during the severance period. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Outstanding Equity Awards at Fiscal Year-End
The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2015, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. There were no stock option exercises by any of our named executive officers during the fiscal year ended December 31, 2015. There were no outstanding stock awards to the executive officers named in the Summary Compensation Table on the last day of the fiscal year ended December 31, 2015. All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015. Except as otherwise noted in the table below, all option awards are fully vested.

		Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Yakov Kogan	6,250		3.20	4/22/2025
	7,500		13.60	3/13/2024
	5,230		30.80	5/12/2023
	5,000		35.80	6/12/2022
	2,813		67.00	1/22/2022
	7,481		143.20	3/20/2021
	5,250		68.80	5/17/2020
	6,863		80.00	2/3/2018
	1,875		167.20	4/5/2017
Langdon L. Miller (1)		10,000	3.00	5/4/2025
C. Neil Lyons	6,250		3.20	4/22/2025
	7,500		13.60	3/13/2024
	3,857		30.80	5/12/2023
	938		67.00	1/22/2022
	6,250		48.20	8/31/2021

(1) Dr. Miller's option vests in May 2016.

Potential Payments upon Termination or Change-In-Control
Please reference the above section "Narrative Disclosure to Summary Compensation Table," for a description of potential payments upon termination or change-in-control for each of the executive officers named in the Summary Compensation Table.

Retirement Plans, Perquisites and Other Personal Benefits

Our executive officers are eligible to participate in the same group insurance and employee benefit plans as our other salaried employees. These benefits include medical, dental, vision, and disability benefits and life insurance.

We have adopted a tax-qualified employee savings and retirement plan, our 401(k) Plan, for eligible U.S. employees, including our named executive officers. Eligible employees may elect to defer a percentage of their eligible compensation in the 401(k) Plan, subject to the statutorily prescribed annual limit. We make matching contributions on behalf of all participants in the 401(k) Plan in an amount equal to the Safe Harbor limitation of up to 4% of salary. Matching contributions vest immediately and all employee contributions are at all times fully vested. We intend the 401(k) Plan, and the accompanying trust, to qualify under Sections 401(k) and 501 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned (if any) on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that we will be able to deduct our contributions, if any, when made. The trustee under the 401(k) Plan, at the direction of each participant, may invest the assets of the 401(k) Plan in any of a number of investment options.

Director Compensation
Upon a controlling interest in the Company acquired by Mr. David Davidovich in July 2015, the Company's board was expanded from six members to thirteen and included seven members (the "Millhouse Directors") appointed by Mr. Davidovich who work for Millhouse LLC, an asset management company of which Mr. Davidovich serves as the Chief Executive Officer. The Millhouse Directors do not receive compensation for board service from the Company; however four of the remaining six board members are independent (the "Independent Directors") and do receive compensation for board service. The following is a description of the cash compensation arrangements under which the Independent Directors are currently compensated for board and committee services. These compensation arrangements became effective at the annual shareholders' meeting in June 2014 and will remain in place until the Annual Shareholders Meeting on April 14, 2016. The remaining two directors also serve as NEOs and are not compensated in addition to the compensation they receive as a NEO of the Company as disclosed above.

		Position held by (1)
Position	Annual Fee	Prior to April 2014	After April 2014
Board Member	$40,000
Board Chair	20,000	Ms. Brown	Mr. McGowan
Audit Committee Chair	15,000	Mr. Antal	Mr. Antal
Audit Committee Members	10,000	Dr. Polinsky, Mr. Saluck	Messrs. McGowan, Saluck
Compensation Committee Chair	7,500	Ms. Brown	Mr. McGowan
Compensation Committee Members	5,000	Dr. Hoth, Mr. McGowan	Messrs. Antal, Principi
Nominating and Governance Committee Chair	2,500	Mr. Principi	Mr. Principi
Nominating and Governance Committee Members	2,500	Ms. Brown, Dr. Polinsky	Messrs. McGowan, Saluck
(1)    Annual fees are pro-rated as appropriate for the period or each member’s service.

In addition to annual cash compensation we also compensate our board with equity in the form of options to purchase shares of our common stock. We granted options to purchase 16,000 shares of our common stock In April 2015 to each of the Independent Directors, at an exercise price of $3.20 which expire in April 2025 and vest ratably over a twelve month period. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending our board or board committee meetings.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2015 to each of our directors.

Name	Paid or earned in cash ($)	Stock awards (1) ($)	Option awards (2) ($)	Total ($)
James J. Antal(3)	58,550	—	32,287	90,837
Julia R. Brown (4)	20,425	18,750	—	39,175
Daniel Hoth, M.D. (4)	13,125	—	—	13,125
Richard S. McGowan, J.D (5)	69,800	—	32,287	102,087
Anthony J. Principi, J.D. (6)	46,050	11,388	32,287	89,725
Alexander Polinsky, Ph.D. (4)	15,325	—	—	15,325
Randy S. Saluck, J.D., MBA (7)	51,800	—	32,287	84,087
Elena Kasimova, Ph.D. (4)	—	—	34,612	34,612
Anna Evdokimova (8)	—	—	—	—
Konstantin Gorshkov (8)	—	—	—	—
Natalia Khudyk (8)	—	—	—	—
Yulia Lebedina (8)	—	—	—	—
Ivan Persiyanov (8)	—	—	—	—
Tatiana Levina (8)	—	—	—	—
Natalia Saraeva (8)	—	—	—	—

(1)
These amounts represent the grant date fair value of stock awards granted to each director in 2015 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)
These amounts represent the grant date fair value of options granted to each director in 2015 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Mr. Antal held 30,750 options at December 31, 2015.

(4)
Ms. Brown, Drs. Hoth and Polinsky resigned from our board at the April 2015 Annual Meeting. Dr. Kasimova was appointed to the board under a contractual right held by Dr. Mogutov in January 2015 and resigned from our board upon the sale of our equity interest in Incuron, LLC to Dr. Mogutov in April 2015. Dr. Kasimova did not receive any cash compensation for Board service but did receive option awards which have now been forfeited.

(5)	Mr. McGowan held 18,500 options at December 31, 2015.

(6)	Mr. Principi helds 2,623 shares of stock at December 31, 2015, awarded to him in lieu of cash compensation and 20,250 options.

(7)	Mr. Saluck held 20,250 options at December 31, 2015.

(8)	New Board Members Appointed July 9, 2015.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2015, regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the Equity Plan. Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act). All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrant sand rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	337,767	$45.97	183,689
Equity compensation plans not approved by security holders (2)	2,663	90.00	—
Total	340,430	$46.60	183,689

(1)	Consists of the Equity Plan.

(2)
The number shown consists of shares to be issued upon equity grants made by us prior to our initial public offering when we did not have any defined equity compensation plans approved by our stockholders.

REPORT OF AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of three non-employee members of the Board. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The Audit Committee’s role and responsibilities are set forth in its charter adopted by the Board, which is available on our website at www.cbiolabs.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Meaden & Moore, Ltd. The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles in the United States.

In fulfilling its responsibilities for the financial statements for fiscal year 2015, the Audit Committee took the following actions:

•
Reviewed and discussed each of the unaudited quarterly financial statements and the audited financial statements for the 2015 fiscal year with management and Meaden & Moore, Ltd., our independent registered public accounting firm;

•
Discussed with Meaden & Moore, Ltd. the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received written disclosures from Meaden & Moore, Ltd. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board and communication with Meaden & Moore, Ltd. regarding their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Meaden & Moore, Ltd., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee
James J. Antal (Chairman)
Richard S. McGowan, J.D.
Randy S. Saluck, J.D., MBA

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis. In making these statements, we have relied upon the written representations of our directors and executive officers and copies of their reports that have been filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our Related Party Transaction Policy, the Audit Committee must provide written approval in advance for any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in any of our competitors, customers or suppliers, or where gifts or loans of value in excess of $200 are received in a year from our suppliers, customers or competitors. The policy also requires advance written approval for any transaction where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, us. The following is a list of transactions with related persons reviewed and approved by the Audit Committee during the fiscal year ended December 31, 2015.

Transactions and Relationships with Dr. Gudkov

Our Chief Scientific Officer and a current board member, Dr. Andrei Gudkov, is the Senior Vice President of Basic Science and the Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute (“RPCI”). We subcontract Dr. Gudkov’s laboratory at RPCI to perform certain research and development studies for us, and also purchase certain core products and services from RPCI, including mice, the housing and storage of mice, irradiator services, DNA sequencing and blood analysis. RPCI also serves as one of our clinical sites. For the aforementioned services, we paid RPCI approximately $1.0 million annually, in 2015 and 2014. In addition, we transferred 23 research scientists to Buffalo BioLabs, Inc. (“BBL”) in the later part of 2013, an entity then partially-owned by Dr. Gudkov and of which he is a founder and the Principal Scientific Advisor. We hire BBL on a project basis to perform research work, as needed. For the aforementioned services, we paid BBL approximately $1.4 and $1.5 million in 2015 and 2014, respectively.

Transactions and Relationships with Leah Brownlee

On March 1, 2010, we hired Leah Brownlee who served in the position of Executive Vice President – Compliance and Operations until December 2015. Ms. Brownlee is the spouse of Dr. Yakov Kogan who is a current member of our board and our Chief Executive Officer. For the period from January 1, 2015 through December 4, 2015, Ms. Brownlee earned a base salary of $207,740 and received options exercisable into 6,250 shares of common stock at an exercise price of $3.20 per share. In December 2015, Ms. Brownlee was terminated without cause and under the terms of her employment contract is entitled to immediate payout of all accrued vacation, a 30% bonus since the termination came within a year of a change-of-control (as defined in the agreement), and 12 months’ of pay. Ms. Brownlee is also entitled to COBRA health benefits for 12 months which are currently being provided through Dr. Kogan's employment.

Transactions and Relationships with Dr. Mikhail Mogutov

During the fiscal year ended December 31, 2015, we entered into an agreement to sell our equity stake in our joint venture Incuron, LLC ("Incuron") to Dr. Mikhail Mogutov, Chairman of Incuron’s Board of Directors and founder of BioProcess Capital Ventures ("BCV") and/or his designee. Dr. Mogutov previously held in excess of 5% of the outstanding shares of our common stock. The transaction was split into two tranches, with 75% of the Company’s equity stake in Incuron being sold for approximately $3 million on April 29, 2015, and an option being given to Dr. Mogutov to purchase CBLI’s remaining ownership interest in Incuron for approximately $1 million, which was exercised by his affiliate, BCV, on June 30, 2015. The purchase price was paid in the form of (i) $2 million in cash received in April 2015, (ii) the transfer of 264,318 shares of CBLI’s common stock (the "Mogutov Shares"), to escrow which were to be sold with the net proceeds provided to CBLI, and (iii) $1 million in cash paid in July 2015. In addition, CBLI assigned its remaining intellectual property relating to Curaxin CBL0137 to Incuron in exchange for a 2% royalty on the future commercialization, licensing or sale of the Curaxin CBL0137 technology. At December 31, 2015, no royalties were due or payable.
We provide services to Incuron in a related party capacity to assist in furthering the development of CBL0137. During the year ended December 31, 2015 Incuron paid CBLI $881,733 for these services. At December 31, 2015 the Company held $135,989 in accounts receivable from Incuron.

Transactions and Relationships with Sabby Healthcare

On February 4, 2015, we entered into a Securities Purchase Agreement with certain institutional investors providing for the issuance and sale of 572,205 shares of our common stock, par value $0.005 per share at an offering price of $3.00 per share and Pre-Funded Warrants to purchase an aggregate of 594,688 shares of our common stock. In a concurrent private placement, we sold to the same institutional investors shares of our Series A Convertible Preferred Stock convertible into 239,135 shares of our common stock for gross proceeds of $4.2 million to us, less placement agent fees and expenses. In addition, we issued Series A Warrants to purchase one share of our common stock for each share of common stock purchased or prefunded in this offering and each share of Series A Convertible Preferred Stock purchased in the concurrent private placement. Sabby Healthcare Volatility Master Fund, a holder of more than 5% of our capital stock, and its affiliated fund Sabby Volatility Warrant Master Fund participated in the offering and purchased in the aggregate (i) 286,102 shares of common stock, (ii) a Pre-Funded Warrant to purchase 297,344 shares of common stock, (iii) 358.70 shares of Series A Convertible Preferred Stock and (iv) a Series A Warrant to purchase 703,014 shares of common stock, for an aggregate purchase price of $2.1 million.

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors currently consists of thirteen directors. James J. Antal, Anna Evdokimova, Yulia Lebedina, Richard S. McGowan, J.D., and Ivan Persiyanov, are currently on our board and are nominees in the current election. Additional nominees that are not currently on our board include: Alexey Nechaev, and Lea Verny. The services of each of Konstantin Gorshkov, Natalia Khudyk, Tatiana Levina, Anthony J. Principi, J.D., Randy S. Saluck, J.D., MBA, and Natalia Saraeva, Yakov Kogan, Ph.D., MBA, and Andrei Gudkov, Ph.D., D. Sci. will end following the expiration of their current terms at the conclusion of our Annual Meeting of Stockholders. We do not plan to fill the vacancies created by the retirement of these directors and the Board of Directors has passed a resolution to decrease the size of the Board of Directors to seven effective immediately following the Annual Meeting.

If elected, the seven nominees for election as directors at our 2016 Annual Meeting of Stockholders will serve for one-year terms expiring at our 2017 Annual Meeting of Stockholders. The Board recommends that the stockholders vote in favor of the election of the nominees named in this proxy statement to serve as our directors. See “Management and Corporate Governance—The Board of Directors” above. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

In accordance with NASDAQ Marketplace Rule 5605(b)(1), and the standard of independence defined in NASDAQ Marketplace Rule 5605(a)(2), “independent directors” will comprise our entire Board of Directors. Additionally, James J. Antal, Richard S. McGowan, J.D., and Lea Verny are independent for purposes of serving on the Audit Committee.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of James J. Antal, Anna Evdokimova, Yulia Lebedina, Richard S. McGowan, J.D., Ivan Persiyanov, Alexey Nechaev, and Lea Verny. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted “FOR” each nominee at the meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. ANTAL, MS. EVDOKIMOVA, MS. LEBEDINA, MR. MCGOWAN, MR. PERSIYANOV, MR. NECHAEV, AND MS. VERNY, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)

The Audit Committee has appointed Meaden & Moore, Ltd. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2016. The Board proposes that the stockholders ratify this appointment. Meaden & Moore, Ltd. audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of Meaden & Moore, Ltd. will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Meaden & Moore, Ltd. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF MEADEN & MOORE, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Principal Accountant Fees and Services
Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore, Ltd. that sets forth the terms by which Meaden & Moore, Ltd. will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore, Ltd. to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore, Ltd. to us are set forth below.

Audit Fees
Audit Fees were $115,000 for the year ended December 31, 2015 and were $141,559 for the year ended December 31, 2014. Audit Fees consisted of work performed in the audit of financial statements, and the audit of the Company’s internal controls over financial reporting, and work performed in connection with quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards, filings with the SEC and comfort letters.

Audit-Related Fees
There were no fees billed by Meaden & Moore, Ltd. for Audit-Related Fees during the years ended December 31, 2015 and December 31, 2014.

Tax Fees
There were no fees billed by Meaden & Moore, Ltd. for Tax Fees during the years ended December 31, 2015 and December 31, 2014.

All Other Fees
There were no fees billed by Meaden & Moore, Ltd. for Other Fees during the years ended December 31, 2015 and December 31, 2014.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

We are seeking your advisory vote on the approval of the compensation of our named executive officers as described in the the compensation tables and the narrative discussion contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. Our current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of the stockholders. It is expected that the next such vote will occur at the 2017 annual meeting of the stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Furthermore, a significant proportion of our executive compensation is paid in the form of stock options, aligning our executive’s interests with those of our stockholders. We believe that our executive compensation is designed to promote the creation of long-term stockholder value and position the Company for long-term success.

In accordance with the rules adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2016 Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Cleveland BioLabs, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion disclosed in the proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
ALLOW FOR THE REMOVAL OF ANY DIRECTOR BY THE MAJORITY OF THE SHARES THEN ENTITLED TO VOTE

(Notice Item 4)

The Proposal

On February 18, 2016, the Board of Directors adopted an amendment to the Company’s Restated Certificate of Incorporation, a copy of which is attached as Appendix A hereto. The purpose of the amendment, in part, is to revise ARTICLE SEVENTH of the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote with or without cause. Under the current version of ARTICLE SEVENTH, a director may only be removed by the vote at least two-thirds of the voting power of our common stock, and only for cause. The effect of this amendment will be to make it comparatively easier for our stockholders to remove a director from office because the number of shares that must be voted in favor of such removal will be lower, and good cause for such removal need not be shown.

In addition to the Board’s determination that the amendment is in the best interest of the Company and its stockholders, the Company was also contractually obligated under the Davidovich Purchase Agreement to use its best efforts to cause the Restated Certificate to be amended as described in this proposal. However, Mr. Davidovich has no interest in the passage of the amendment other than his interest arising from the ownership of shares of our common stock and, if adopted, Mr. Davidovich will receive no extra or special benefit from the effects of the amendment not shared on a pro rata basis by all other holders of shares of our common stock.

Vote Required for Approval

We are requesting in this Proposal 4 that the stockholders approve this part of the amendment. The affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date is required to approve the amendment. Abstaining from voting will have the same effect as a vote “AGAINST” the amendment proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the amendment proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR THE REMOVAL OF ANY DIRECTOR BY THE MAJORITY OF THE SHARES THEN ENTITLED TO VOTE.

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
ALLOW FOR A STOCKHOLDER OWNING 10% OR MORE OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES TO CALL A SPECIAL MEETING OF THE COMPANY'S STOCKHOLDERS

(Notice Item 5)

The Proposal
On February 18, 2016, the Board of Directors adopted an amendment to the Restated Certificate of Incorporation, a copy of which is attached as Appendix A hereto. The purpose of the amendment, in part, is to revise ARTICLE NINTH of the Restated Certificate of Incorporation to allow a stockholder owning 10% or more of the Company's issued and outstanding shares to call a special meeting of the Company's stockholders. Under the current version of ARTICLE NINTH, stockholders were specifically prohibited from calling a special meeting of our stockholders, and such power resided only in the Chairman of the Board or the full Board.

In addition to the Board’s determination that the amendment is in the best interest of the Company and its stockholders, the Company was also contractually obligated under the Davidovich Purchase Agreement to use its best efforts to cause the Restated Certificate to be amended as described in this proposal. However, Mr. Davidovich has no interest in the passage of the amendment other than his interest arising from the ownership of shares of our common stock and, if adopted, Mr. Davidovich will receive no extra or special benefit from the effects of the amendment not shared on a pro rata basis by all other holders of shares of our common stock.

Vote Required for Approval

We are requesting in this Proposal 5 that the stockholders approve this part of the amendment. The affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date is required to approve the amendment. Abstaining from voting will have the same effect as a vote “AGAINST” the amendment proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the amendment proposal

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR A STOCKHOLDER OWNING 10% OR MORE OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES TO CALL A SPECIAL MEETING OF THE COMPANY'S STOCKHOLDERS.

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
RENDER INAPPLICABLE SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

(Notice Item 6)

The Proposal

On February 18, 2016, the Board of Directors adopted an amendment to the Restated Certificate of Incorporation, a copy of which is attached as Appendix A hereto. The purpose of the amendment, in part, is to render inapplicable Section 203 of the Delaware General Corporation Law. Section 203 provides that an interested stockholder may not engage in specified business combinations with a corporation for a period of three years after the date on which the person became an interested stockholder. An “interested stockholder” is a person who owns 15% or more of the outstanding voting stock of a corporation or a person who is an affiliate or associate of the corporation and, within the preceding three-year period, owned 15% or more of the outstanding voting stock. Delaware law defines the term “business combination” to encompass a wide variety of transactions with, or caused by, an interested stockholder, including mergers, asset sales and transactions in which the interested stockholder receives or could receive a benefit on other than a pro rata basis with other stockholders. This provision of Delaware law has an anti-takeover effect for transactions not approved in advance by the Board, including discouraging takeover attempts that might result in a premium over the market price for shares of our common stock. As a result, under the current version of our Restated Certificate of Incorporation, any person who owns at least 15% of the outstanding shares of our common stock could not pursue a takeover transaction that was not approved by the Board. The amendment, if adopted, will exempt the Company from the applicability of Section 203, although, by the terms of Section 203, the amendment will not be effective until twelve months after the adoption of the amendment.

In addition to the Board’s determination that the amendment is in the best interest of the Company and its stockholders, the Company was also contractually obligated under the Davidovich Purchase Agreement to use its best efforts to cause the Restated Certificate to be amended as described in this proposal. However, Mr. Davidovich has no interest in the passage of the amendment other than his interest arising from the ownership of shares of our common stock and, if adopted, Mr. Davidovich will receive no extra or special benefit from the effects of the amendment not shared on a pro rata basis by all other holders of shares of our common stock. Although Mr. Davidovich meets the definition of an “interested stockholder” under Section 203, because the transaction that resulted him becoming an “interested stockholder” was approved by the Board, Section 203 would not apply to any subsequent business combinations between the Company and Mr. Davidovich.

Vote Required for Approval

We are requesting in this Proposal 4 that the stockholders approve this part of the Amendment. The affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date is required to approve the amendment. Abstaining from voting will have the same effect as a vote “AGAINST” the amendment proposal. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the same effect as a vote “AGAINST” the amendment proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO RENDER INAPPLICABLE SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW.

OTHER MATTERS

The Board knows of no other business other than those matters referred to in this proxy statement that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than November 7, 2016. To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive a stockholder director nomination no earlier than December 15, 2016 and no later than January 14, 2017. In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2017 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than December 15, 2016, and no later than January 14, 2017. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Any such notice must include information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

APPENDIX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF CLEVELAND BIOLABS, INC.

I, the undersigned, being the officer designated by the board of directors to execute this Certificate of Amendment to the Restated Certificate of Incorporation of Cleveland BioLabs, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware do hereby certify:

FIRST:     That at a meeting of the Board of Directors of Cleveland BioLabs, Inc. resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation, as amended, of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.

The text of the Restated Certificate of Incorporation, as amended, is hereby amended as follows:

1.    Paragraph (c) of ARTICLE SEVENTH of the Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

“Any vacancy on the Board that results from an increase in the number of directors may be filled by a majority of the Board then in office, provided that a quorum is present, and any other vacancy occurring on the Board may be filled by a majority of the Board then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other directors. Any director or the entire Board may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote in connection with the election of directors.”

2.    Paragraph (c) of ARTICLE NINTH of the Restated Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to read as follows:

“Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called by (i) the Chairman of the Board, if there be one, (ii) the Board or (iii) any holder or holders of 10% or more of the outstanding voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote in connection with the election of directors.”

3.    The Restated Certificate of Incorporation, as amended, is hereby amended by adding the following new ARTICLE FOURTEENTH to read as follows:

“FOURTEENTH:

The Corporation shall not be governed by or subject to Section 203 of the Delaware General Corporation Law.”

SECOND: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The foregoing amendments shall be effective upon filing with the Secretary of State of the State of Delaware.

[Signature Page Follows.]

A-1

[Signature Page to Certificate of Amendment]
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of April, 2016.

By:
Name:    Yakov Kogan
Title:    Chief Executive Officer

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet – QUICK ««« EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on April 13, 2016.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
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PROXY

Please mark your votes like this	X
The Board of Directors recommends that you vote “FOR ALL” nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.

1.	Election of Directors
	NOMINEES:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee below)
	01 James J. Antal	☐	☐	☐
02 Anna Evdokimova
03 Yulia Lebedina
04 Richard McGowan
05 Alexey Nechaev
06 Ivan Persiyanov
07 Lea Verny
_____________________________
(Except nominee(s) written above)
		FOR	AGAINST	ABSTAIN
2.	Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ended December 31, 2016.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Approval, on an advisory basis, of the compensation of our named executive officers.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Approval of an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.
Approval of an amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders.
		☐	☐	☐
		FOR	AGAINST	ABSTAIN
6.	Approval of an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law.	☐	☐	☐
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	,
2016.
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 14, 2016
The Proxy Statement is available at http://www.cstproxy.com/cbiolabs/2016

p FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED p

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors For The Annual Meeting of Stockholders—April 14, 2016

The undersigned appoints Yakov Kogan and C. Neil Lyons, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 14, 2016, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Annual Meeting of Stockholders to be held on April 14, 2016, or at any adjournment or postponement thereof.

A signed proxy will be voted in the manner directed. If no direction is made, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditors as described in Proposal 2, FOR the approval, on an advisory basis, of the compensation of our named executive officers as described in Proposal 3, FOR the approval of an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote as described in Proposal 4, FOR the approval of an amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders as described in Proposal 5, and FOR the approval of an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law as described in Proposal 6.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)